                           AMENDMENT NO. 1 TO THE
                              CREDIT AGREEMENT



                                            Dated as of October 31, 1996


               AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "Amendment") among Powertel, Inc. (formerly known as InterCel PCS Services, Inc.), a Delaware corporation (the "Borrower"), and Ericsson Inc. ("Ericsson") as the Initial Lender, and Ericsson, as agent (the "Agent") for the Lenders.

               PRELIMINARY STATEMENTS:

               (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of March 4, 1996 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

               (2) The Borrower has requested that Ericsson increase the amount of the total Commitments under the Credit Agreement to $165,000,000.

               (3) In order to induce Ericsson to increase the total amount of the Commitments under the Credit Agreement to $165,000,000, the Borrower has agreed to use Ericsson as the exclusive provider of PCS 1900 Equipment for a term of three years in the Atlanta MTA.

               (4) Ericsson is, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and Ericsson have agreed to amend the Credit Agreement as hereinafter set forth.

               SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

               (a) References in the Credit Agreement and the exhibits thereto to "InterCel PCS Services. Inc." shall be replaced with "Powertel, Inc."

               (b) The definition of "License Subsidiaries" is deleted in its entirety and replaced with the following:

                       ""License Subsidiaries" means each of Powertel Jacksonville Licenses, Inc., Powertel Memphis Licenses, Inc., Powertel Birmingham Licenses, Inc. and Powertel Atlanta Licenses, Inc."

               (c) The definition of "Operating Subsidiaries" is deleted in its entirety and replaced with the following:

                       ""Operating Subsidiaries" means each of
                       Powertel/Jacksonville, Inc., Powertel/Memphis, Inc., Powertel/Birmingham, Inc. and Powertel/Atlanta, Inc.".

               (d)     The following definitions are added to Section 1.01:

                        ""Subscriber" means, at any time, those subscribers to
                       the wireless personal communications services ("PCS") of the Borrower and the Operating Subsidiaries for the MTA's of Jacksonville, Florida; Memphis, Tennessee/Jackson, Mississippi; Birmingham, Alabama and Atlanta, Georgia (a) who have activated a PCS telephone number for use on the Borrower's or an Operating Subsidiary's PCS network for such services, (b) who are not ninety days or more past due with respect to any amounts owed to the Borrower or such Operating Subsidiaries and (c) who have not given any notice of termination.

                        ""Revenue" means, for any period, the operating revenue
                       for the personal communications services of InterCel and its Subsidiaries consisting of operating revenue derived from (a) monthly access charges for such services, (b) the air time charges for such services, (c) so-called "roaming revenue", (d) toll revenue, (e) operator services revenues, (f) the installation and connection of equipment and (g) the sale of personal communication services equipment and (h) all other revenues generated from the PCS network of the Borrower and the Operating Subsidiaries and infrastructure related thereto."

               (e) Clauses (a), (b) and (c) of Section 3.03 are replaced with the following:

                       "the Agent shall have received the items set forth in clause (xii) and (A) through (F) in clause (vii) of
                       Section 3.01(f) from Powertel/Atlanta, Inc."

               (f) Section 5.01 is hereby amended by adding the following to the end thereof:

                       "(m) Leases. In connection with (i) any leases entered into by the Borrower relating to any property on which any Collateral with a purchase price in access of $500,000 shall be located or stored, the Borrower shall obtain provisions in such leases or shall obtain consents from landlords containing such provision substantially similar to those provisions set forth in Annex A-1 or as shall otherwise be reasonably satisfactory to the Agent and (ii) any leases entered into by the Borrower after October 28, 1996 relating to any property on which any other Collateral shall be located or stored, the Borrower shall use reasonable efforts to obtain provisions in such leases substantially similar to those provisions set forth in Annex A-2."

               (g) Section 6.01(m) is hereby amended by deleting from the word "or" on the fifth line thereof through the word "Alabama" on the twelfth line thereof, inserting the word "or" at the beginning of the third line thereof and adding "as amended" at the end of clause (ii) of such subsection.

               (h) Section 6.01(o) is deleted in its entirety and replaced with the following:

                       "(o) InterCel and its Subsidiaries shall fail to have earned for each fiscal quarter of InterCel, Consolidated Revenue of not less than the applicable amount set forth on Schedule 6.01(o) for such fiscal quarter."

               (i)     Section 6.01 is amended by adding at the end of clause
       (r) thereof the word "or" together with the following:

                       "(s) The Borrower shall permit the aggregate number of Subscribers at any time during any period set forth on
                       Schedule 6.01(s) to be less than the number set forth for such period."

               (j) Section 8.13 is hereby deleted in its entirety and replaced with the following:

                       "Prior to January 31, 1998, the Borrower and Lenders shall negotiate in good faith financial tests consisting of (a) a ratio of EBITDA to debt service of InterCel and its Subsidiaries, (b) a ratio of Debt to EBITDA of InterCel and its Subsidiaries and (c) a level of maximum capital expenditure, in each case, based upon the business plan for 1998 delivered by the Borrower to the Lenders in accordance with Section 5.03(d). ".

               (k) Schedule I is amended by replacing "$125,000,000" set opposite "Ericsson Inc." with "$165,000,000".

               (l) Schedule 4.01(a) is deleted in its entirety and replaced with Annex B attached hereto.

               (m) Schedule 4.01(b) is deleted in its entirety and replaced with Annex C attached hereto.

               (n) Schedule 6.01(o) is deleted in its entirety and replaced with Annex D attached hereto.

               (o) Schedule 6.01(p) is deleted in its entirety and replaced with Annex E attached hereto.

               (p) Schedule 6.01(q) is deleted in its entirety and replaced with Annex F attached hereto.

               (q) Schedule 6.01(r) is deleted in its entirety and replaced with Annex G attached hereto.

               (r)     Schedule 6.01(s) is added to the Credit Agreement.

               (s) Exhibit A is deleted in its entirety and replaced with Annex H attached hereto.

               SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and Ericsson. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement. The parties hereto further agree to use their best efforts to enter into an amendment to the Equipment Purchase Agreement to make changes to the Equipment Purchase Agreement in order (a) to clarify that (i) the Borrower has agreed to use Ericsson as the exclusive provider of PCS 1900 Equipment for a term of three years in the Atlanta MTA, (ii) Ericsson shall sell Equipment to the Borrower for use in the Atlanta MTA on the terms and conditions, to the extent applicable, as the Equipment currently being sold under the Equipment Purchase Agreement and (b) to make such other amendments that are consistent with the amendments made hereby to the Credit Agreement, as soon as practicable upon the effectiveness of this Amendment.

               SECTION 3. Representations and Warranties of the Borrower.

               (a) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties the effect of which would not have a Material Adverse Effect, or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties except where such conflict would not have a Material Adverse Effect.

               (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is a party.

               (c) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

  SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

               (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

               SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) as previously agreed between the Borrower and the Lenders.

               SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

               SECTION 7. Waiver. At the request of the Borrower, the Lenders hereby waive (a) the requirement of Section 5.01(m) with respect to the landlord lien waiver letters for the Equipment located on the properties subject to (i) the Standard Commercial Lease dated April 1, 1996 between Eastpointe Realty Limited Partnership and InterCel, Inc., (ii) The Lease dated December 8, 1995 between Powertel PCS Partners, L.P. and (iii) the Lease Agreement dated March 6, 1996 between Sherlon Investments Corp. and InterCel Jacksonville MTA, Inc. and (b) the requirement that Powertel Memphis Licenses, Inc., Powertel/Birmingham, Inc. and Powertel Birmingham Licenses, Inc. are foreign corporations in good standing in the state of Alabama, in each case, for a period of thirty days from the effective date of this Amendment.

               SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers theretunto duly authorized, as of the date first above written.

                                 POWERTEL, INC.


                                 By /s/
                                   ---------------------------
                                    Title: President


                                 ERICSSON INC.,
                                 as Agent and as Lender


                                 By
                                   ---------------------------
                                    Title:

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 POWERTEL, INC.


                                 By
                                   --------------------------------------
                                    Title: President


                                 ERICSSON INC.,
                                 as Agent and as Lender


                                 By /s/
                                   --------------------------------------
                                    Title: DIRECTOR OF FINANCE/CONTROLLER
                                           RADIO SYSTEMS GROUP.

                                  ANNEX A-1


The security interest granted by Tenant to Ericsson Inc., or its successors or assigns, ("Ericsson"), as Agent for the Lenders (as defined below) under that certain Credit Agreement dated as March 4, 1996, as the same may be amended from time to time (the "Credit Agreement") among Powertel, Inc. (formerly known as InterCel PCS Services, Inc.), Ericsson Inc., as Agent, and the Lenders party thereto (the "Lenders"), in certain telecommunications equipment (the "Eguipment") purchased with the Advances (as such term is defined in the Credit Agreement), whether now or hereafter existing or now owned or hereafter acquired and located on or about the Premises (such Equipment being referred to herein as the "Collateral") shall have priority to the extent of all obligations of Tenant to Ericsson, Inc. and the Lenders secured thereby over any security interest or lien, whether acquired by statute, agreement, or otherwise, of Landlord in or affecting the same Personal Property.

If a termination, disaffirmance or rejection of the Lease pursuant to any laws (including any bankruptcy or insolvency laws) by Tenant shall occur, or Landlord shall terminate this Lease, Landlord will give to the Agent (as such term is defined in the Credit Agreement) of which it has received notice the right, within 60 days after such event and provided that all curable defaults under this Lease have been cured, to enter into a new lease of the Premises, in the name of a designee to be named by the Agent at such time, for the remainder of the term of this Lease and upon all of the terms and conditions, and subject to all of the restrictions, contained herein. If the Agent shall elect not to exercise such right, Landlord will give the Agent the right to enter upon the Property during such 60-day period for the purpose of removing any Personal Property.

Landlord consents to any assignment or transfer of Tenant's interest in the Lease, either to a Secured Party (as such term is defined in the Credit Agreement) or to any other person or entity, arising by reason of a default under any document relating to the Credit Agreement or any refinancing thereof and a foreclosure or transfer in lieu of foreclosure of the security provided in connection therewith.

Landlord and Tenant acknowledge that each Secured Party shall be a third-party beneficiary of this Lease. Promptly after any person or entity shall become Secured Party, Tenant will give prompt notice thereof to Landlord, but Tenant's failure to give such notice shall not prejudice any rights of a Secured Party hereunder.

in connection with the security interest granted by the Tenant in the Collateral to the Secured Party, Landlord agrees to allow the recording of any document, certificate or financing statement in connection with the evidencing or perfection of the Secured Party's lien.

                                  ANNEX A-2

Lessee may, upon notice to Lessor, grant a security interest in the Antenna Facilities/Tower Facilities (as such terms are currently defined in leases of the Borrower), to any Person (hereinafter collectively referred to as "Secured Parties"). Lessor agrees to notify Lessee and any Secured Parties simultaneously of any default by Lessee and to give the Secured Parties the same right to cure any default as Lessee except that the cure period for any Secured Party shall not be less than 10 days after receipt of the default notice.

Lessor hereby waives any and all lien rights it may have, statutory or otherwise, in and to the Tower Facilities/Antenna Facilities or any portion thereof, regardless of whether or not same is deemed real or personal property under applicable laws.

If a termination, disaffirmance or rejection of the Lease pursuant to any laws (including any bankruptcy or insolvency laws) by Tenant shall occur, or Landlord shall terminate this Lease, Landlord will give to the Secured Parties prompt notice thereof and Landlord will give the Secured Parties the right to enter upon the Property during a 30-day period for commencing upon the Agent's receipt of such notice for the purpose of removing any Equipment. Landlord acknowledges that the Secured Parties shall be a third-party beneficiary of this Lease.

                                    ANNEX B

                                                                SCHEDULE 4.01(a)

                   STOCK OWNERSHIP OF LICENSE SUBSIDIARIES

Powertel/Birmingham, Inc. owns 100% of the 60,384.47 shares of common stock outstanding of Powertel Birmingham Licenses, Inc.

Powertel/Memphis, Inc. owns 100% of the 100 shares of common stock outstanding of Powertel Memphis Licenses, Inc.

Powertel/Jacksonville, Inc. owns 100% of the 100 shares of common stock outstanding of Powertel Jacksonville Licenses, Inc.

Powertel/Atlanta, Inc. owns 100% of the 100 shares of common stock outstanding of Powertel Atlanta Licenses, Inc.

                                    ANNEX C

                                                               SCHEDULE 4.01(b)

                           SUBSIDIARIES OF INTERCEL


                                                                                                              No. of Shares Covered
                                                                                                     % of       by all Outstanding
                                                                                                  Outstanding        Options,
                                                                                                 Shares Owned   Warrants, Rights of
                                                                  No. of            No. of        (Directly or     Conversion or
                                            State of              Shares            Shares       Indirectly) by     Purchase and
         Company                         Incorporation          Authorized        Outstanding       InterCel       Similar Rights
         -------                         -------------          ----------        -----------       --------       --------------
Powertel, Inc.                           Delaware                   1,000               100           100%              0

InterCel Licenses, Inc.                  Delaware                     100               100           100%              0

Unity Cellular Systems, Inc.             Maine                    100,000               100           100%              0

Northern Maine Cellular                  Maine                 51 % Partnership
Partnership                                                           Interest

Powertel/Birmingham, Inc.                Missouri               3,000,000            850,000           100%             0

Powertel Birmingham Licenses,            Colorado                 100,000          60,384.47           100%             0
Inc.

Powertel/Jacksonville, Inc.              Delaware                   1,000               100            100%             0

Powertel Jacksonville Licenses,          Delaware                   1,000               100            100%             0
Inc.

Powertel/Memphis, Inc.                   Delaware               3,500,000         3,226,190            100%             0

Powertel Memphis Licenses, Inc.          Delaware                   1,000               100            100%             0

Powertel/Atlanta, Inc.                   Delaware                   1,000               100            100%             0

Powertel Atlanta Licenses, Inc.          Delaware                   1,000               100            100%             0

                                   ANNEX D

                                                                SCHEDULE 6.01(o)

                            REVENUES

Fiscal Quarter                                       Minimum PCS
Ended                                                 Revenues
-----                                                -----------
December 31, 1996                                     2,000,000
March 31, 1997                                        6,500,000
June 30, 1997                                         9,200,000
September 30, 1997                                   11,800,000
December 31, 1997                                    17,000,000
March 31, 1998                                       20,000,000
June 30, 1998                                        27,000,000
September 30, 1998                                   36,000,000
December 31, 1998                                    46,000,000
March 31, 1999                                       44,000,000
June 30, 1999                                        55,000,000
September 30, 1999                                   61,000,000
December 31, 1999                                    68,000,000
March 31, 2000                                       66,000,000
June 30, 2000                                        78,000,000
September 30, 2000                                   83,000,000
December 31, 2000                                    91,000,000
March 31, 2001                                       88,000,000
June 30, 2001                                        92,000,000
September 30, 2001                                   98,000,000
December 31, 2001                                   107,000,000
March 31, 2002                                      103,000,000
June 30, 2002                                       104,000,000
September 30, 2002                                  111,000,000
December 31, 2002                                   121,000,000
March 31, 2003                                      114,000,000
June 30, 2003                                       117,000,000
September 30, 2003                                  124,000,000
December 31, 2003                                   136,000,000
March 31, 2004                                      125,000,000
June 30, 2004                                       128,000,000
September 30, 2004                                  137,000,000
December 31, 2004                                   149,000,000
March 31, 2005                                      137,000,000
June 30, 2005                                       138,000,000
September 30, 2005                                  147,000,000
December 31, 2005                                   160,000,000
Each Quarter Thereafter                             160,000,000

                                   ANNEX E

                                                                SCHEDULE 6.01(q)

                            NET WORTH

                                                     Minimum PCS
Fiscal Quarter Ended                                  Revenues
--------------------                                 -----------
December 31, 1996                                    347,000,000
March 31, 1997                                       325,000,000
June 30, 1997                                        303,000,000
September 30, 1997                                   280,000,000
December 31, 1997                                    238,000,000
March 31, 1998                                       205,000,000
June 30, 1998                                        173,000,000
September 30, 1998                                   140,000,000
December 31, 1998                                    107,000,000
March 31, 1999                                        87,000,000
June 30, 1999                                         67,000,000
September 30, 1999                                    47,000,000
December 31, 1999                                     27,000,000
March 31, 2000                                        21,000,000
June 30, 2000                                         15,000,000
September 30, 2000                                     9,000,000
December 31, 2000                                      2,000,000
March 31, 2001                                         4,000,000
June 30, 2001                                          5,000,000
September 30, 2001                                     6,000,000
December 31, 2001                                      7,000,000
March 31, 2002                                        21,000,000
June 30, 2002                                         35,000,000
September 30, 2002                                    49,000,000
December 31, 2002                                     63,000,000

                                                          Net Worth
Fiscal Quarter Ended                                       Minimum
--------------------                                     -----------
March 31, 2003                                            86,000,000
June 30, 2003                                            110,000,000
September 30, 2003                                       133,000,000
December 31, 2003                                        156,000,000
March 31, 2004                                           190,000,000
June 30, 2004                                            223,000,000
September 30, 2004                                       257,000,000
December 31, 2004                                        290,000,000
March 31, 2005                                           319,000,000
June 30, 2005                                            347,000,000
September 30, 2005                                       376,000,000
December 31, 2005                                        404,000,000
Each Quarter Thereafter                                  404,000,000


                                    ANNEX F


                                                                SCHEDULE 6.01(r)


                                LEVERAGE RATIO

                                                         Minimum Ratio of
                                                       Total Liabilities to
Fiscal Ouarter Ended                                       Total Assets
--------------------                                   --------------------
December 31, 1996                                           1.00:1.00
March 31, 1997                                              1.00:1.00
June 30, 1997                                               1.00:1.00
September 30, 1997                                          1.00:1.00
December 3 1, 1997                                          1.00:1.00
March 31, 1998                                              1.00:1.00
June 30, 1998                                               1.00:1.00
September 30, 1998                                          1.00:1.00
December 31, 1998                                           1.00:1.00
March 31, 1999                                              1.10:1.00
June 30, 1999                                               1.10:1.00
September 30, 1999                                          1.10:1.00
December 31, 1999                                           1.10:1.00
March 31, 2000                                              1.10:1.00
June 30, 2000                                               1.10:1.00
September 30, 2000                                          1.10:1.00
December 31, 2000                                           1.10:1.00
March 31, 2001                                              1.10:1.00
June 30, 2001                                               1.10:1.00
September 30, 2001                                          1.10:1.00
December 31, 2001                                           1.10:1.00
March 1, 2002                                               1.10:1.00
June 30, 2002                                               1.10:1.00
September 30, 2002                                          1.10:1.00

                                                                Minimum Ratio of
                                                              Total Liabilities to
     Fiscal Ouarter Ended                                         Total Assets
     --------------------                                     --------------------
     December 31, 2002                                              1.10:1.00
     March 31, 2003                                                 1.10:1.00
     June 30, 2003                                                  1.10:1.00
     September 30, 2003                                             1.10:1.00
     December 31, 2003                                              1.00:1.00
     March 31, 2004                                                 1.00:1.00
     June 30, 2004                                                  1.00:1.00
     September 30, 2004                                             1.00:1.00
     December 31, 2004                                              0.80:1.00
     March 31, 2005                                                 0.80:1.00
     June 30, 2005                                                  0.80:1.00
     September 30, 2005                                             0.80:1.00
                                                                    0.80:1.00
     Each Quarter Thereafter                                        0.70:1.00

                                    ANNEX G


                                                               SCHEDULE 6.01(s)

                           SUBSCRIBERS


Fiscal Quarter Ended                               Subscribers
--------------------                               -----------
December 31, 1996                                      5,000
March 31, 1997                                        15,000
June 30, 1997                                         25,000
September 30, 1997                                    40,000
December 31, 1997                                     60,000
March 31, 1998                                        80,000
June 30, 1998                                        100,000
September 30, 1998                                   150,000
December 31, 1998                                    200,000
March 31, 1999                                       225,000
June 30, 1999                                        250,000
September 30, 1999                                   300,000
December 31, 1999                                    350,000
March 31, 2000                                       400,000
June 30, 2000                                        450,000
September 30, 2000                                   500,000
December 31, 2000                                    550,000
March 31, 2001                                       575,000
June 30, 2001                                        600,000
September 30, 2001                                   650,000
December 31, 2001                                    700,000
March 31, 2002                                       700,000
June 30, 2002                                        700,000
September 30, 2002                                   750,000

                                                    Number of
Fiscal Quarter Ended                               Subscribers
--------------------                               -----------
December 31, 2002                                    750,000
March 31, 2003                                       800,000
June 30, 2003                                        800,000
September 30, 2003                                   850,000
December 31, 2003                                    850,000
March 31, 2004                                       850,000
June 30, 2004                                        850,000
September 30, 2004                                   850,000
December 31, 2004                                    850,000
March 31, 2005                                       900,000
June 30, 2005                                        900,000
September 30, 2005                                   900,000
December 31, 2005                                    900,000
Each Quarter Thereafter                            1,000,000

                                    ANNEX H
                                                                       EXHIBIT A
                                PROMISSORY NOTE


$165,000,000                                             Dated: October 31, 1996


               FOR VALUE RECEIVED, the undersigned, Powertel, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Ericsson Inc. (the "Lender") for the account of its Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of March 4, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, the Lender and certain other lender parties party thereto, and Ericsson Inc. as Agent for the Lender and such other lender parties, on the dates and in the amounts specified in the Credit Agreement.

               The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

               Both principal and interest are payable in lawful money of the United States of America to Ericsson Inc., as Agent, at 740 East Campbell Road, Richardson Texas 75081, in same day funds. Each Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

               This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of advances (the "Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof ,of upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.


                                      POWERTEL, INC.


                                      By
                                         ----------------------------------
                                          Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL



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                                 AMOUNT OF       UNPAID
                 AMOUNT OF    PRINCIPAL PAID    PRINCIPAL     NOTATION
      DATE        ADVANCE       OR PREPAID       BALANCE       MADE BY
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

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